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of Contents

Exhibit 10.2
EMPLOYMENT AGREEMENT
This EMPLOYMENT AGREEMENT

(this “Agreement”)

is made

and entered

into as

of
the

April

16,

2016

(the

“Effective

Date”),

between

U.S.

Century

Bank,

a

Florida-chartered
commercial bank (the “Bank”

or the “Employer”), and Luis de la Aguilera (the “Executive”).
WITNESSETH
WHEREAS, the Bank desires to employ the Executive as Chief Executive Officer;
WHEREAS, the Employer desires to be ensured

of the Executive’s

active participation in
the business of the Employer; and
WHEREAS,

the

Executive

is

willing

to

serve

the

Bank

on

the

terms

and

conditions
hereinafter set forth;
NOW

THEREFORE,

in

consideration

of

the

mutual

agreements

herein

contained,

and
upon the other terms and conditions hereinafter provided, the Employer and the Executive hereby agree as follows:
1.

Definitions.

The

following

words

and

terms

shall

have

the

meanings

set

forth
below for the purposes of this Agreement:
(a) Base Salary.

“Base Salary”

shall have

the meaning set

forth in Section

3(a) hereof.
(b) Cause.

Termination

of

the

Executive’s

employment

for

“Cause”

shall

mean
termination because of (i) willful

misconduct

(including

but

not

limited

to

misappropriation

of
a material Bank

business opportunity,

material violation of

a confidentiality or

non-competition
obligation,

or

abuse of

drugs

or

alcohol

that

results

in

the

Executive being materially adversely
affected in the performance

of his duties), or

fraud by the Executive; (ii)

conviction of

(including
a

plea

of

guilty

or

nolo

contendere to)

a felony

which has

a material

effect on

the Bank

or the
Executive’s

performance

hereunder;

(iii)

the

failure

to

comply

with

any

material

obligation
imposed

upon the Executive

pursuant

to

this

Agreement,

(iv)
the
failure to

substantially

meet
by the

end

of

the

Initial

Term

the
targets
agreed

to

by

the

Executive

and

the Board set forth
in Exhibit

A hereto

(as determined

by the

Board in

good faith

in its

sole discretion);

and (v)

the
entry into

by the

Bank with

the Federal

Deposit Insurance

Corporation (the

“FDIC”) and/or

the
Office of Financial

Regulation of the

State of Florida

(the “OFR”) after

December 31, 2016

of a
new consent agreement,

cease and desist

order or

written agreement

if the

consent order

entered
into

as

June

3,

2011

by

the

Bank

with

the

FDIC

and

the

OFR

(the

“Consent

Order”)

has

been
terminated; provided, however,

that if

such failure

under

clause

(i)

or

(iii) above

is

susceptible
of

cure,

“Cause”

shall

be

deemed

to exist

only

after

the

failure

has

remained

uncured

for
thirty

(30)

days

following receipt

by the

Executive of

written notice

from the

Bank of

the

failure).
Notwithstanding

the foregoing,

if the

Executive disagrees

with the

good

faith determination

of
the

Bank

that

there

is

no

cure after

the

30-day

cure

period,

the Executive may request

that such
determination be submitted

to binding

arbitration in accordance

with Section 20

hereof (with each
party

responsible

for

its

own

fees

and

costs).

If

the

Executive

makes

such

a

request

for

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arbitration, the

termination of

the Executive

shall not

become effective

unless

and until

it is

upheld
by a final decision issued through such arbitration

process; provided, that the Bank shall have the
right, in its sole discretion, to relieve

the Executive of all or any portion of his duties during such arbitration period

pending the

arbitration

decision

so

long

as

the

Bank

continues

to

pay

and
provide

to

the Executive on a timely basis the compensation and benefits that it would otherwise
owe to the Executive during such period under this Agreement.
(c) Change in Control.

“Change in Control” shall mean (except

as

provided

below)
the occurrence

of

an

event

described in

(i),

(ii), (iii) or (iv) below:
(i)
Any person or

group (within the

meaning of Sections 13(d)

and 14(d) of

the
Securities Exchange

Act of

1934, as

amended

(the “Exchange

Act”)), other

than the

Bank, an
affiliate of the

Bank or a

trustee or other fiduciary holding

securities under an

employee benefit
plan of the Bank or a corporation owned directly or indirectly by the stockholders of the Bank in
substantially

the

same

proportions

as

their

ownership

of

stock

of

the

Bank,

becomes

the
beneficial

owner

(within

the

meaning

of

Rule

13(d)(3)

under

the Exchange Act), directly or
indirectly (which

shall include

securities issuable

upon conversion,

exchange or

otherwise) of
securities

representing

50%

or

more

of

the

combined

voting

power

of

the

Bank’s

then-
outstanding securities entitled

generally to vote for the election of directors;
(ii)
Consummation of an

agreement to merge or consolidate with

another entity
(other

than

a

majority-controlled

subsidiary

of

the

Bank)

unless

the

Bank’s

stockholders
immediately before

the

merger

or

consolidation

own

more

than

50%

of

the

combined

voting
power

of

the

resulting entity’s

voting securities

(giving effect

to the

conversion or

exchange of
securities

issued

in

the

merger

consolidation

to

the

other

entity

that

are

convertible

or
exchangeable

for

voting

securities)

entitled

generally

to

vote

for

the

election

of directors;
(iii)
Consummation

of

an

agreement

(including,

without

limitation,

an
agreement of liquidation) to sell or otherwise dispose

of

all or substantially all of the business or
assets of the Bank (or a subsidiary thereof);

or
(iv)
Individuals who, as of the

date hereof, constitute the

Board of Directors of
the Bank (the “Incumbent Board”) cease for any reason to

constitute at

least

a

majority

of

the
Board,

provided

that

any

person

becoming

a

director subsequent

to

the

date

hereof

whose
election

or

nomination

for

election

by

the

stockholders

is

approved

by

a

vote

of

at

least

a
majority

of

directors

then

constituting

the

Incumbent

Board

shall

be,

for

purposes

of

this
Agreement, considered as though such person were a member of the Incumbent Board.
Notwithstanding the foregoing,

no event shall

constitute a Change

in Control unless

such
event shall also constitute a change in control as defined in Section 409A of the Code.
(d) Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended.
(e)
Date

of

Termination.

“Date

of

Termination”

shall

mean

(i)

if

the

Executive’s
employment is

terminated for

Cause, the

date on

which the

Notice of

Termination

is given,

and
(ii) if

the Executive’s

employment is

terminated for

any other

reason, the

date specified

in such
Notice of Termination.

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(f) Disability.

“Disability”

shall

mean

the

Executive

(i)

is

unable

to

engage

in

any
substantial gainful

activity by

reason of

any medically

determinable physical

or mental

impairment
which can be expected to

result in death or

can be expected to

last for a continuous

period of not
less

than

12

months,

or

(ii)

is,

by

reason

of

any

medically

determinable

physical

or

mental
impairment which

can be

expected to

result in

death or

can be

expected to

last for

a continuous
period of not

less than 12 months,

receiving income replacement benefits

for a period of

not less
than three months under an accident and health plan covering employees of the Employer.
(g) Good Reason.

Termination

by the Executive

of the

Executive’s

employment for
“Good Reason” shall mean termination by the Executive based on:
(i)

any

material

breach

of

this

Agreement

by

the

Bank

Employer,

including
without

limitation

any

of

the

following:

(A)

a

material

diminution

in

the

Executive’s

base
compensation, (B) a material diminution in

the Executive’s authority, duties or responsibilities, or
(C)

any

requirement

that

the

Executive

report

to

a

corporate

officer

or

employee

of

the

Bank
instead of reporting directly to

the Board of Directors, other

than from time to time with

respect to
specified

matters,

a

director

of

the

Bank

who

is

designated

by

a

majority

of

the

full

Board

of
Directors of the Bank, or
(ii)

change

in

excess

of

twenty-five

(25)

miles

in

the

geographic

location

at
which the Executive must perform his services under this Agreement;
provided, however, that

prior to any

termination of employment for

Good Reason, the Executive
must first provide written notice to the Bank within ninety (90) days of the initial existence of the condition, describing the existence of such condition,

and the Bank shall thereafter have the

right
to remedy

the condition

within thirty

(30) days

of the

date the

Bank received

the written

notice
from the

Executive.

If the

Bank remedies

the condition

within such

thirty (30)

day cure

period,
then no

Good Reason

shall be

deemed to

exist with

respect to

such condition.

If the

Bank does
not remedy the condition

within such thirty (30)

day cure period, then

the Executive may deliver
a

Notice

of

Termination

for

Good

Reason

at

any

time

within

sixty

(60)

days

following

the
expiration of such cure period.

(h)
Notice

of

Termination.

Any

purported

termination

of

the

Executive’s
employment by the Employer for

any reason, including without limitation for

Cause, Disability or
Retirement,

or

by

the

Executive

for

any

reason,

including

without

limitation

for

Good

Reason,
shall

be

communicated

by

a

written

“Notice

of

Termination”

to

the

other

party

hereto.

For
purposes

of

this

Agreement,

a

“Notice

of

Termination

”

shall

mean

a

dated

notice

which

(i)
indicates

the

specific

termination

provision

in

this

Agreement

relied

upon,

(ii)

sets

forth

in
reasonable

detail

the

facts

and

circumstances

claimed

to

provide

a

basis

for

termination

of

the
Executive’s

employment under

the provision

so indicated,

(iii) specifies

a Date

of Termination,
which

shall

be

not

less

than

thirty

(30)

nor

more

than

ninety

(90)

days

after

such

Notice

of
Termination

is

given,

except

in

the

case

of

the

termination

of

the

Executive’s

employment

for
Cause, which shall be

effective immediately,

and (iv) is given

in the manner specified

in Section
11 hereof.
(i) Retirement.

“Retirement”

shall

mean

the

Executive’s

voluntary

or

involuntary
termination of employment,

as applicable, upon reaching

at least age 65,

but shall not

include an
involuntary termination for Cause.

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2.

Term

of Employment.
(a)

The

Bank

hereby

employs

the

Executive

as

Chief

Executive

Officer

and

the
Executive hereby accepts said employment and agrees to render such services to the

Employer on
the

terms

and

conditions

set

forth

in

this

Agreement.

The

term

of

employment

under

this
Agreement shall be for three

years beginning on the

Effective Date (the “Initial

Term”).

Prior to
the second

annual anniversary

of the

Effective

Date and

each annual

anniversary thereafter,

the
Board

of

Directors

of

the

Bank

shall

consider

and

review

(with

appropriate

corporate
documentation thereof, and

after taking into

account all relevant

factors, including the Executive’s
performance

hereunder)

a

one-year

extension

of

the

term

of

this

Agreement.

If

the

Board

of
Directors approves such an extension,

then the term of this

Agreement shall be so extended

as of
the relevant annual anniversary of the

Effective Date unless the

Executive gives written notice to
the Employer

of the

Executive’s

election not

to extend

the term,

with such

written notice

to be
given not less than thirty

(30) days prior to any

such relevant annual anniversary

of the Effective
Date; provided, however, that if the Bank is deemed to be

in “troubled condition” as defined in

12
C.F.R.

303.101(c)

(or

any

successor

thereto)

as

of

the

applicable

annual

anniversary

of

the
Effective Date,

then the

term of

this Agreement

shall not

be extended

unless and

until the

Employer
shall have received all requisite regulatory approvals,

non-objections or consents to such renewal
pursuant to the provisions of

12 C.F.R. Part 359.

If the Board of Directors elects

not to extend the
term, it

shall give

written notice

of such

decision to

the Executive

not less

than thirty

(30) days
prior to

any such

annual anniversary of

the Effective

Date.

If any

party gives

timely notice

that
the

term

will

not

be

extended

as

of

any

annual

anniversary

of

the

Effective

Date,

then

this
Agreement and the

rights and obligations

provided herein shall

terminate at the

conclusion of its
remaining term, except

to the

extent set forth

in Section 7.

References herein to

the term of

this
Agreement shall refer both to the Initial Term and successive terms.
(b)

During

the

term

of

this

Agreement,

the

Executive

shall

perform

such

executive
services for the Bank as

may be consistent with his

titles and from time to

time assigned to him by
the Bank’s Board of Directors.
(c)

The Executive

represents and

warrants that

his entering

into this

Agreement, and
his performance of his duties

as Chief Executive Officer of

the Bank, will not breach or

give rise
to

any

cause

of

action

against

the

Executive

or

the

Bank

under

the

terms

of

any

agreements
between the

Executive and

any prior

employer (a

“Prior Agreement”).

The Executive

shall comply
with any surviving

terms of

any Prior

Agreement, including

terms concerning

competition, non-
solicitation and confidentiality.
3.

Compensation and Benefits.
(a)

The Employer shall

compensate and pay

the Executive for

his services during

the
term of

this

Agreement at

a minimum

base salary

of $350,000

per year

(“Base Salary”),

which
may

be

increased

from

time

to

time

in

such

amounts

as

may

be

determined

by

the

Board

of
Directors

of

the

Employer

and

may

not

be

decreased

without

the

Executive’s

express

written
consent.

(b)
For any calendar

year, the Executive may earn

a bonus of

fifty percent (50%)

of the
Executive’s Base

Salary

(upon achievement of target

performance levels) for such

calendar year
(“Annual Bonus”), depending

on the

satisfaction

of performance

criteria for

such calendar year,

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which

shall

be

determined

as

follows.

No

later

than

February

1
st

of

each

calendar

year,

the
Executive

shall

submit

to

the

Bank’s

Board

of

Directors

proposed

performance

goals

for

the
calendar

year.

No

later

than

March

1
st

of

each

calendar

year,

the

Board

of

Directors

shall
approve

performance

goals

for

the calendar year (either as

presented by the Executive, or

with
reasonable modifications desired by the

Board). Such approved performance goals

shall indicate
the

manner

in

which

the

Executive’s

Annual

Bonus

(if

any)

will

be

determined

upon

partial
satisfaction

or

excess

satisfaction

of

one

or

more

of

the goals.

Notwithstanding anything to
the contrary within this

Agreement, it is

acknowledged and agreed

that no bonuses may

be
paid under

this paragraph

unless all

legal prohibitions

from the

making of

such payments
are lifted or

the Employer

receives approval for

the making

of such

payments from the

FDIC
and the OFR.
(c)

During the term of this Agreement, the Executive shall be entitled to participate in
and

receive

the

benefits

of

any

pension

or

other

retirement

benefit

plan,

profit

sharing,

stock
incentive,

or

other

plans,

benefits

and

privileges

given

to

employees

and

executives

of

the
Employer,

to the

extent

commensurate with

his then

duties and

responsibilities,

as fixed

by the
Board of Directors of

the Bank.

The Bank shall not

make any changes in

such plans, benefits or
privileges which would adversely affect the Executive’s rights or benefits thereunder, unless such change occurs pursuant to a

program applicable to all executive

officers of the Employer and does
not result in a proportionately

greater adverse change in

the rights of or

benefits to the Executive
as

compared

with

any

other

executive

officer

of

the

Employer.

Nothing

paid

to

the

Executive
under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to Section 3(a) hereof.
(d)

During the

term of this

Agreement, the Executive

shall be entitled

to four (4)

weeks
of paid annual vacation,

on a calendar basis,

to be taken at such time or times

agreed upon by the
Executive

and

the

Chairman

of

the

Board.

The

Executive

shall

not

be

entitled

to

receive

any
additional compensation from the Employer for failure to take a vacation, nor shall the Executive
be

able

to

accumulate

unused

vacation

time

from

one

year

to

the

next,

except

to

the

extent
authorized by the Board of Directors of the Bank.
(e)

Subject to receipt of any required prior regulatory

approval, the Board of Directors
will

grant

to

the

Executive

(pursuant

to

a

written

grant

agreement)

nonqualified

options

to
purchase two

hundred thousand (200,000)

shares

of common stock

of the

Bank, with

an exercise
price

of

one

dollar

and

fifty

cents ($1.50) per

share (which is

the current

fair market value

per
share)

(the

“Option

Grant”),

such

options

to

be

designed

in

a

manner

to

cause

them

to

be
exempt

from

Section

409A

of

the Internal Revenue Code under Section 1.409A-1(b)(5)(i)(A)

of
the United

States

Department

of the

Treasury Regulations.

This grant

shall be

25% vested

after
the first anniversary of

the

grant, and an

additional 25% vested after

each following anniversary
of grant (until fully vested

on the fourth

anniversary

of grant). Options

may be exercised

once they
are

vested,

provided

such

exercise

does

not

constitute

an

“ownership

change”

for

the

Bank
within the

meaning of

Section 382

of the

Code. In

addition to

the other

vesting dates/events

set
forth

in

such

grant,

such

Option

Grant

shall

provide

for

accelerated

vesting

upon

a

Change

in
Control, provided that

no accelerated vesting

upon a Change

in Control shall

occur if at the

time
of

the

Change

in

Control

any

of

the

following

is

applicable:

(i)

the

Bank

is

still

subject

to

the
Consent Order, as such order may be amended from time to time, or (ii) the Bank is deemed to be in “troubled

condition” as

defined in

12 C.F.R. §303.101(c) (or

any successor

thereto), unless

prior
to

or

in

connection

with

the

change

in

control,

the

Bank

has

received

all

requisite

regulatory

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approvals, non-objections or consents to such acceleration pursuant to the provisions of 12 C.F.R.
Part 359.

The other terms

of the Option

Grant award shall

comply with the

Bank’s

2015 Equity
Incentive Plan.

(f)

Executive

shall

receive

an

automobile

allowance

at

the

rate

of

$750

per

month
during

the

term

of

this

Agreement.

This

transportation

allowance

will

serve

to

cover

all
transportation

expenses

of

Executive

in

the

South

Florida

area

including,

but

not

limited

to,
transportation, gas and car maintenance.

4.

Expenses.

The Employer shall

reimburse the

Executive or

otherwise provide

for
or pay

for

all reasonable

expenses incurred

by the

Executive in

furtherance of

or

in connection
with the business

of the Employer, including, but

not by way

of limitation, traveling

expenses, and
all

reasonable

entertainment

expenses,

subject

to

such

reasonable

documentation

and

other
limitations as may be

established by the Board

of Directors of the

Bank.

If such expenses are

paid
in the first instance by the Executive,

the Employer shall reimburse the Executive therefor.

Such
reimbursement shall

be paid

promptly by

the Bank

and in

any event

no later

than March

15
th

of
the year immediately following the year in which such expenses were incurred.
5.

Termination.
(a)

The Employer shall

have the

right, at any

time upon

prior Notice of

Termination,
to terminate the Executive’s employment

hereunder for any reason, including, without limitation,
termination for Cause, Disability or Retirement, and

the Executive shall have the right, upon

prior
Notice of Termination, to terminate his employment hereunder for any reason.
(b)

In the event that (i) the Executive’s employment is terminated by the Employer for
Cause

or

(ii)

the

Executive

terminates

his

employment

hereunder

other

than

for

Disability,
Retirement, death or Good

Reason, the Executive

shall have no

right pursuant to

this Agreement
to compensation or other benefits for any period after the applicable Date of Termination.
(c)

In the event that the Executive’s employment is terminated as a result of Disability or Retirement,

the Executive

shall have

no right

pursuant to

this Agreement

to compensation

or
other benefits for any period after the applicable Date of Termination.
(d)

In the event that the Executive’s employment is terminated due to death during the term

of

this

Agreement,

the

Executive

shall

have

no

right

pursuant

to

this

Agreement

for
compensation or other

benefits for any

period after the

applicable Date of

Termination

except to
pay to the Executive’s designated

beneficiary (or estate or his personal representative, as the case may be,

if no

beneficiary has

been designated)

(i)

that

portion,

if

any,

of

the

Base

Salary

that
remains unpaid

for the period

prior

to the

date

of his

death, and

(ii) a

lump

sum cash

payment
equal

to

one-half (1/2)

of the

Executive’s

Base Salary,

plus continuation

of medical

and

dental
benefits for his

then spouse and/or

dependents at the

Bank’s expense for a period

of six (6)

months
after the date of

his death.

Upon the Executive’s death,

he shall vest

in any outstanding

unvested
options

granted under

the

Option

Award

pursuant

to

Section

4(e) (and

the

terms

of

the

awards
granted under Section 4(e) shall so provide).

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of Contents

(e)

In

the

event

that

prior

to

a

Change

in

Control

the

Executive’s

employment

is
terminated

by

(i)

the

Employer

for

other

than

Cause,

Disability,

Retirement

or

the

Executive’s
death during the term of this Agreement or (ii) the Executive for Good Reason during the term of
this Agreement,

then the

Employer shall,

in consideration

of the

Executive’s agreements in

Section
7 below and subject

to the provisions of Sections 5(g),

5(h), 6, 18 and 19

hereof, if applicable, pay
to

the

Executive

a

cash

severance

amount

equal

to

the

aggregate

of

(A)

one

(1)

times

the
Executive’s then current

annual Base

Salary and

(B) the

amount accrued

with respect

to the

Annual
Bonus for

the year

in which

the termination

occurs (the

“Severance Payment”).

The Severance
Payment shall be paid

in two installments. The

first payment consisting of

50% of the Severance
Payment will be paid

in a lump sum

thirty (30) days following

the later of the

Date of Termination
or the expiration of the revocation period provided for in the general release to be executed by the
Executive pursuant to Section

5(g) below with the

remaining 50% of the

Severance Payment to be
paid in a lump sum within ten (10)

days after the expiration of the Restricted Period as set

forth in
Section 7 hereof.

In

addition,

the

Executive

shall

receive continued medical and

dental benefits
as provided by the Bank from time

to time for its

employees, at

the Bank’s expense,

for the

period
of

time

equal

to

the

shorter

of

one

(1)

year

or

the

maximum

period

of

COBRA

continuation
coverage provided

under

Section

4980B(f)

of

the

Code

(with

such

coverage

to

be treated

as
COBRA coverage).

With

respect to

the Bank’s

payment of

Executive’s

COBRA

expenses,

the
Bank

will

pay

to

the

Executive

an

additional

amount

such that after

payment by the

Executive
of all applicable local, state and federal

income and

payroll

taxes

imposed

on

him

with

respect
to

such

additional

amount,

the Executive

retains an

amount equal

to all

applicable local,

state
and federal

income and payroll taxes imposed upon him

with respect to such COBRA payments.

Such payment shall

be made on or

before March 15
th

following the close of

the

calendar year in
which the COBRA

payments were

made.

Except as provided

herein, the Severance Payment

shall
be in lieu of, and not in addition to, any Base Salary or other compensation or benefits that would have been

paid under

Sections 3(a),

3(b), 3(c)

and 3(d)

above in

the absence

of a

termination of
employment, and the

Executive shall have

no rights pursuant

to this Agreement

to any Base

Salary
or other benefits for any period

after the applicable Date of Termination.

The Executive’s right to
severance under

this Section

5(e) shall

be subject

to the

prior receipt

of any

required regulatory
approval

or

non-objection

if,

as

of

the

date

of

termination

of

the

Executive’s

employment,

the
Bank is deemed

to be in “troubled

condition” as defined in

12 C.F.R. 303.101(c) (or any successor
thereto).
(f)

In the

event that

concurrently with

or within

twelve (12)

months subsequent

to a
Change in

Control the

Executive’s

employment is

terminated by

(i) the

Employer for

other than
Cause, Disability,

Retirement or

the Executive’s

death during

the term

of this

Agreement or

(ii)
the Executive

for

Good

Reason during

the

term

of this

Agreement, then

the Employer

shall,

in
consideration of

the Executive’s

agreements in

Section 7

below and

subject to

the provisions

of
Sections 5(g),

5(h), 6,

18 and

19 hereof,

if applicable,

pay to

the Executive

a cash

severance amount
equal to the aggregate

of (A) 1.99 times

the Executive’s

then current annual Base

Salary and (B)
the amount accrued with respect to the

Annual Bonus for the year in which

the termination occurs
(the

“Enhanced

Severance

Payment”).

The

Enhanced

Severance

Payment

shall

be

paid

in

two
installments.

The

first

payment

consisting

of

50%

of

the

Enhanced

Severance

Payment

will

be
paid in a

lump sum thirty

(30) days following

the later of

the Date of

Termination or the expiration
of

the

revocation

period

provided

for

in

the

general

release

to

be

executed

by

the

Executive
pursuant to Section 5(g) below

with the remaining 50% of

the Enhanced Severance Payment to

be
paid in a lump sum within ten (10)

days after the expiration of the Restricted Period as set

forth in
Section 7 hereof.

In

addition,

the

Executive

shall

receive continued medical and

dental benefits

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of Contents

as provided by the Bank from time

to time for its

employees, at

the Bank’s expense,

for the

period
of

time

equal

to

the

shorter

of

eighteen

(18)

months

or

the

maximum

period

of

COBRA
continuation coverage provided under

Section

4980B(f)

of

the

Code

(with

such

coverage

to

be
treated

as

COBRA

coverage).

With

respect

to

the

Bank’s

payment

of

Executive’s

COBRA
expenses,

the

Bank

will

pay

to

the

Executive

an

additional

amount

such that after

payment by
the Executive of all applicable

local, state and federal

income and

payroll

taxes

imposed

on

him
with

respect

to

such

additional

amount,

the Executive retains an amount equal

to all applicable
local, state and federal

income and payroll taxes imposed upon him with respect to such COBRA payments.

Such payment

shall be

made on

or before

March 15
th

following the

close of

the

calendar
year

in

which

the

COBRA

payments

were

made.

Except

as

provided

herein,

the

Enhanced
Severance

Payment

shall

be

in

lieu

of,

and

not

in

addition

to,

any

Base

Salary

or

other
compensation or benefits that

would have been paid

under Sections 3(a), 3(b),

3(c) and 3(d) above
in the absence of a termination of employment, and the Executive shall have no rights pursuant to this

Agreement to

any Base

Salary or

other benefits

for any

period

after the

applicable Date

of
Termination.

The

Executive’s

right

to

severance under

this

Section

5(f) shall

be

subject

to the
prior receipt of any required regulatory approval or non-objection if,

as of the date of termination
of the Executive’s employment, the Bank is deemed to be in

“troubled condition” as defined in 12
C.F.R. 303.101(c) (or any successor thereto).
(g)

The Executive’s

right to

receive

the severance

benefits

set

forth in

Sections

5(e)
and

5(f)

above

shall

be

conditioned

upon

the

Executive’s

execution

of

a

general

release

which
releases

the

Employer

and

their

directors,

officers

and

employees

from

any

claims

that

the
Executive

may

have

under

various

laws

and

regulations

and

the

expiration

of

any

right

the
Executive may

have to

revoke such

general release, with

such revocation

right not

being exercised.

If either the

time period for

paying the severance

set forth in

Sections 5(e) or

5(f), as applicable,
or the

time period

that the

Executive has

to consider

the terms

of the

general release

(including
any

revocation

period

under

such

release)

commences

in

one

calendar

year

and

ends

in

the
succeeding

calendar

year,

then

the

severance

payment

set

forth

in

Sections

5(e)

or

5(f),

as
applicable, above shall not be paid until the succeeding calendar year.
(h)

If

prior

to

the

Executive’s

receipt

of

the

Severance

Payment

or

the

Enhanced
Severance Payment set forth in Sections 5(e) or

5(f), as applicable, respectively,

above due to his
termination

of

employment

(including

termination

for

Good

Reason)

while

the

Bank

is

(i)

still
subject to the Consent Order,

as such order may be

amended from time to time

,

or (ii) is deemed
to

be

in

“troubled

condition”

as

defined

in

12

C.F.R.

§303.101(c)

it

is

determined

that

the
Executive (i)

committed any

fraudulent act

or omission, breach

of trust

or fiduciary

duty, or insider
abuse with regard to the Employer

that has had or is likely

to have a material adverse effect on

the
Employer, (ii) is substantially responsible for the

insolvency of, the appointment of a conservator
or receiver for,

or the

troubled condition,

as defined

by applicable

regulations of

the appropriate
federal

banking

agency,

of

the

Employer,

(iii)

has

materially

violated

any

applicable federal

or
state banking

law or

regulation that

has had

or is

likely to

have a

material adverse

effect on

the
Employer, or

(iv) has violated

or conspired to

violate Sections

215, 656,

657, 1005, 1006,

1007,
1014, 1302

or 1344

of Title

18 of

the United

State

Code, or

Sections 1341

or 1343

of Title

18
affecting

the

Bank,

then

the

Severance

Payment

or

the

Enhanced

Severance

Payment,

as
applicable, shall not be provided to the Executive.

If it is determined after the Executive receives
the Severance Payment or

the Enhanced Severance Payment,

as applicable, that any of

the matters
set forth

in clauses

(i) through

(iv) of

this Section

5(h) are

applicable to

the Executive,

then the
Executive shall promptly (and in any event within ten (10) business days following written notice

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of Contents

to the

Executive) return

an amount

equal to

the Severance

Payment or

the Enhanced

Severance
Payment, as applicable, to the Employer in immediately available funds.
6.

Limitation of

Benefits under

Certain Circumstances.

If the

payment pursuant
to

Section

5(f)

hereof,

either

alone

or

together

with

other

payments

and

benefits

which

the
Executive

has

the

right

to

receive

from

the

Employer,

would

constitute

a

“parachute

payment”
under Section

280G of

the Code,

then the

amount payable

by the

Employer pursuant

to Section
5(d)

hereof

shall

be

reduced

by

the

minimum

amount

necessary

to

result

in

no

portion

of

the
amount

payable

by

the

Employer

under

Section

5(f)

being

non-deductible

to

the

Employer
pursuant to Section 280G

of the Code and

subject to the excise tax

imposed under Section 4999 of
the Code.

The determination of

any reduction in

the amount payable

pursuant to Section

5(d) shall
be based

upon the

opinion of

independent tax

counsel selected

by the

Employer and

paid for

by
the Employer.

Such counsel

shall promptly

prepare the

foregoing opinion,

but in

no event

later
than ten

(10) days

from the

Date of

Termination, and may

use such

actuaries as

such counsel

deems
necessary or advisable for

the purpose.

Nothing contained herein shall

result in a reduction of

any
payments

or

benefits

to

which

the

Executive

may

be

entitled

upon

termination

of

employment
under any

circumstances other

than as

specified in

this Section

6, or

a reduction

in the

payment
specified in Section 5(f) below zero.
7.

Restrictive Covenants
(a)

Trade Secrets
. The Executive acknowledges

that he has had,

and will have, access
to

confidential

information

of

the

Bank

(including,

but

not

limited

to,

current

and

prospective
confidential

know-how,

customer

lists,

marketing

plans,

business

plans,

financial

and

pricing
information, and

information regarding

acquisitions, mergers and/or

joint ventures)

concerning the
business, customers,

contacts, prospects,

and assets

of the

Bank that

is unique,

valuable and

not
generally known outside the Bank , and that was obtained from the Bank or which was learned as a result of the performance of

services by the Executive on

behalf of the Bank (“Trade

Secrets”).
Trade Secrets shall not include any information

that: (i) is now,

or hereafter becomes, through no
act or

failure to act

on the part

of the Executive

that constitutes a

breach of

this Section 7,

generally
known or available to the

public; (ii) is known to

the Executive at the time

such information was
obtained

from

the

Bank;

(iii)

is

hereafter

furnished

without

restriction

on

disclosure

to

the
Executive by

a third

party,

other than

an

employee or

agent of

the

Bank,

who is

not under

any
obligation of confidentiality to the Bank or an

Affiliate; (iv) is disclosed with the written approval
of

the

Bank;

or

(v)

is

required

to

be

disclosed

or

provided

by

law,

court

order,

order

of

any
regulatory agency

having jurisdiction

or similar

compulsion, including

pursuant to

or in

connection
with

any

legal

proceeding

involving

the

parties

hereto;

provided

however,

that

such

disclosure
shall be limited

to the extent so

required or compelled; and

provided further,

however, that

if the
Executive is

required to

disclose such

confidential information,

he shall

give the

Bank notice

of
such

disclosure

and

cooperate

in

seeking

suitable

protections.

Other

than

in

the

course

of
performing services

for the

Bank, the

Executive will

not, at

any time,

directly or

indirectly use,
divulge, furnish

or make

accessible to

any person

any Trade Secrets,

but instead

will keep

all Trade
Secrets strictly

and absolutely

confidential. The Executive

will deliver

promptly to

the Bank ,

at
the termination

of his

employment or

at any

other time

at the

request of

the Employer,

without
retaining

any

copies,

all

documents

and

other

materials

in

his

possession

relating,

directly

or
indirectly, to any Trade

Secrets.

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of Contents

(b) Non-Competition
. If the Executive’s employment is

terminated during the term

of
this Agreement for Cause or without Cause, before or after a Change in Control, or the Executive terminates his employment hereunder other than for Disability during the term of the Agreement,
then for a

period of twelve

(12) months after

termination of employment (the

“Restricted Period”),
the Executive

will not,

directly or

indirectly,

(i) become

a director,

officer,

employee, principal,
agent, shareholder, consultant

or independent

contractor of

any insured

depository institution, trust
company or parent holding company

of any such institution

or company or other entity

engaging
in the banking business which

has an office in the State of

Florida (“Competing Business”); (ii) as
agent

or

principal,

carrying

on

or

engaging

in

any

activities

or

negotiations

with

respect to

the
acquisition

or

disposition

of

a

Competing

Business;

(iii)

extending

credit

for

the

purpose

of
establishing or operating a Competing Business; (iv) lending or allowing the Executive’s name or reputation to be used in

a Competing Business; and

(v) otherwise allowing the

Executive’s

skill,
knowledge or

experience

to

be

used

in

a

Competing Business.

Notwithstanding

the

foregoing,
nothing

in

this

Agreement

shall

prevent

the

Executive

from

owning

for

passive

investment
purposes not

intended to

circumvent this

Agreement, less

than five

percent (5%)

of the

publicly
traded

voting

securities

of

any

company

engaged

in

the

banking,

financial

services

or

other
business similar

to or

competitive with

the Employer

(so long

as the

Executive has

no power

to
manage, operate, advise, consult with

or control the competing enterprise and

no power, alone

or
in conjunction with

other affiliated parties,

to select a

director, manager, general partner, or similar
governing

official

of

the

competing

enterprise

other

than

in

connection

with

the

normal

and
customary

voting

powers

afforded

the

Executive

in

connection

with

any

permissible

equity
ownership).

(c) Non-Solicitation of Employees.

During the Restricted Period, without the written
consent of

the Bank,

the Executive

shall not,

directly or

indirectly, solicit, induce

or hire,

or attempt
to solicit, induce

or hire, any

current employee of

the Employer,

or any individual

who becomes
an employee

during the

Restricted Period,

to leave

his or

her employment

with the

Employer or
join

or

become

affiliated

with

any

other

business

or

entity,

or

in

any

way

interfere

with

the
employment relationship between any employee and the Employer.
(d) Non-Solicitation of Customers . During the Restricted Period, without the written consent of the Bank, the Executive shall not, directly or

indirectly, solicit

or induce, or attempt to
solicit

or

induce,

any

customer,

any

person

being

then

solicited

by

the

Bank

to

be

a

customer,
lender,

supplier,

licensee,

licensor

or

other

business

relation

of

the

Employer

to

terminate

its
relationship or contract

with the Employer,

to cease doing business

with the Employer,

or in any
way

interfere

with

the

relationship

between

any

such

customer,

lender,

supplier,

licensee

or
business relation

and the

Employer (including

making any

negative or

derogatory statements

or
communications concerning the Employer or its directors, officers or employees).
(e)
Intellectual

Property
.

Employee

will

disclose

to

Employer

all

work,

products
including ideas,

inventions, literary

property,

music, lyrics,

scripts, themes,

slogans, titles,

copy,
art

and

any

other

relevant

material

which

could

reasonably

be

used

by

Employer

or

any

of

its
clients (herein collectively

called "Intellectual Property")

which he may

create any time

during the
term

of

employment,

whether

created

during

or

after

working

hours.

Employer

and

Employee
agree

that

all

Intellectual

Property

shall

be

deemed

to

be

"works

made

for

hire"

and

the

sole
property of

Employer.

Employee

agrees

to

execute

and

deliver

all

documents

which

Employer

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of Contents

may deem

necessary or

advisable in

order

to confirm

such ownership

or

to

register

Intellectual
Property in

the name

of Employer

or any

of its

clients in

the United

States and

all foreign

countries.
(f) Non-Disparagement.
The Executive agrees that he

shall not make, or cause

to be
made, any

disparaging or

critical remarks,

comments or

statements about

or against

the Bank

or
its subsidiaries

or affiliates

or any director,

officer,

employee or customer

of any such

entities at
any time in

the future, except

for any statements

by him made

pursuant to lawful

subpoena or legal
process. Executive

acknowledges that

the Employer’s

reputation and

image in

the market

is one
of

its

principal

assets

and

that

Employer

has

expended

substantial

time,

effort

and

money

in
building this reputation and image and that, accordingly, any action or comment by the Executive which

is

damaging

to

or

in

any

way

diminishes

such

image

or

reputation

will

cause

Employer
irreparable injury.
(g)
Irreparable

Harm
.

The

Executive

acknowledges

that:

(i)

the

Executive’s
compliance with Section 7

of this Agreement is

necessary to preserve and

protect the proprietary
rights, Trade Secrets, and the goodwill of the Employer as a going concern,

and (ii) any failure by
the

Executive

to

comply

with

the

provisions

of

this

Agreement

will

result

in

irreparable

and
continuing injury

for which

there will

be no

adequate remedy

at law. In

the event

that the

Executive
fails to comply with the

terms and conditions of this

Agreement, the obligations of the

Employer
to pay the severance benefits set forth in

Section 5 shall cease, and the

Employer will be entitled,
in addition

to other

relief that

may be

proper,

to all

types of

equitable relief

(including, but

not
limited to, the issuance of an injunction and/or temporary restraining order and the recoupment of any severance previously paid) that

may be necessary to

cause the Executive to

comply with this
Agreement, to restore to the Employer their property, and to make the Employer whole.
(h) Survival.

The provisions set

forth in this Section

7 shall survive termination

of this
Agreement.
(i) Scope Limitations
. If

the scope,

period of

time or

area of

restriction specified

in
this Section 7 are or would be judged to be

unreasonable in any court proceeding, then the period
of

time,

scope

or

area

of

restriction

will

be

reduced

or

limited

in

the

manner and

to

the

extent
necessary to make

the restriction reasonable, so

that the restriction

may be enforced in

those areas,
during the period of time and in the scope that are or would be judged to be reasonable.
8.

Mitigation; Exclusivity of Benefits.
(a)

The

Executive

shall

not

be

required

to

mitigate

the

amount

of

any

benefits
hereunder by

seeking other

employment or

otherwise, nor

shall the

amount of

any such

benefits
be reduced

by any

compensation earned

by the

Executive as

a result

of employment

by another
employer after the Date of Termination or otherwise.
(b)

The specific arrangements referred to herein

are not intended to exclude

any other
benefits

which

may

be

available

to

the

Executive

upon

a

termination

of

employment

with

the
Employer pursuant to employee benefit plans of the Employer or otherwise.
9.

Withholding.

All payments required

to be made by

the Employer hereunder

to the
Executive shall

be subject

to the

withholding

of

such amounts,

if

any,

relating

to tax

and

other

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payroll deductions as the Employer

may reasonably determine should be

withheld pursuant to any
applicable law or regulation.
10.

Assignability.

The Bank may assign this Agreement and

its rights and obligations
hereunder in whole, but not in part, to any corporation, bank or other entity with or into which the
Bank may hereafter merge or

consolidate or to which the

Bank may transfer all or

substantially all
of its respective assets, if

in any such case said

corporation, bank or other entity shall

by operation
of law

or expressly

in writing

assume all

obligations of

the Employer

hereunder as

fully as

if it
had

been

originally

made

a

party

hereto,

but

may

not

otherwise

assign

this

Agreement

or

their
rights and obligations hereunder.

The Executive may not assign

or transfer this Agreement or

any
rights or obligations hereunder.
11.

Notice.

For the purposes of this Agreement, notices and all other communications provided for

in this

Agreement shall

be in

writing and

shall be

deemed to

have been

duly given
when delivered or mailed

by certified or registered

mail, return receipt requested,

postage prepaid,
addressed to the respective addresses set forth below:

To the Bank:

Chairman of the Board

U.S. Century Bank

2301 N.W.

87
th

Avenue

Doral, Florida 33172

To the Executive:

Luis de la Aguilera

At the address last appearing on

the personnel records of the Employer
12.

Amendment; Waiver.

No provisions of

this Agreement may

be modified, waived
or discharged unless

such waiver,

modification or discharge

is agreed to

in writing signed

by the
Executive and such officer or officers as may be specifically designated by the Board of Directors
of the Employer to sign on their behalf.

No waiver by any party hereto at any time of

any breach
by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such

other party shall be

deemed a waiver

of similar or

dissimilar provisions or
conditions at the same or at any prior or subsequent time.
13.

Governing Law.

The validity, interpretation, construction

and performance

of this
Agreement shall be governed by the laws of the

United States where applicable and otherwise by
the substantive laws of the State of Florida.
14.

Nature

of

Obligations.

Nothing

contained

herein

shall

create

or

require

the
Employer to create a trust of any

kind to fund any benefits which may

be payable hereunder,

and
to the extent that the

Executive acquires a right to receive

benefits from the Employer hereunder,
such right shall be no greater than the right of any unsecured general creditor of the Employer.
15.

Headings.

The

section

headings

contained

in

this

Agreement

are

for

reference
purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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16.

Validity.

The

invalidity

or

unenforceability

of

any

provision

of

this

Agreement
shall not affect

the validity

or enforceability

of any

other provisions of

this Agreement,

which shall
remain in full force and effect.
17.

Counterparts.

This Agreement

may be

executed in

one or

more counterparts,

each
of which

shall be

deemed to

be an

original but

all of

which together

will constitute

one and

the
same instrument.
18.

Regulatory Actions.

The following

provisions shall

be applicable

to the

parties
hereto or any

successor thereto, and

shall be

controlling in

the event of

a conflict with

any other
provision of this Agreement, including without limitation Section 5 hereof.
(a)

If

the

Executive

is

suspended

from

office

and/or

temporarily

prohibited

from
participating in the

conduct of the

Bank’s

affairs pursuant

to notice served

under Section 8(e)(3)
or

Section

8(g)(1)

of

the

Federal

Deposit

Insurance

Act

(“FDIA”)(12

U.S.C.

§§1818(e)(3)

and
1818(g)(1)),

the

Bank’s

obligations

under

this

Agreement

shall

be

suspended

as

of

the

date

of
service, unless stayed

by appropriate proceedings.

If the charges

in the notice

are dismissed, the
Bank will:

(i) pay

the

Executive

all or

part

of

the

compensation

withheld

while its

obligations
under this Agreement were suspended,

and (ii) reinstate (in whole

or in part) any of

its obligations
which were suspended.
(b)

If

the

Executive

is

removed

from

office

and/or

permanently

prohibited

from
participating

in

the

conduct

of

the

Bank’s

affairs

by

an

order

issued

under

Section

8(e)(4)

or
Section 8(g)(1) of

the FDIA (12

U.S.C. §§1818(e)(4) and

(g)(1)), all obligations

of the Bank

under
this

Agreement

shall

terminate

as

of

the

effective

date

of

the

order,

but

vested

rights

of

the
Executive and the Bank as of the date of termination shall not be affected.
(c)

If

the

Bank

is

in

default,

as

defined

in

Section

3(x)(1)

of

the

FDIA

(12

U.S.C.
§1813(x)(1)), all

obligations

under this

Agreement

shall terminate

as of

the

date of

default,

but
vested rights of the Executive and the Bank as of the date of termination shall not be affected.
19.

Regulatory Prohibition.

Notwithstanding any other provision of

this Agreement
to the contrary, any payments made to

the Executive pursuant to this

Agreement, or otherwise, are
subject

to

and

conditioned

upon

their

compliance

with

Section

18(k)

of

the

FDIA

(12

U.S.C.
§1828(k)) and 12 C.F.R. Part 359.
20. Arbitration.
Any controversy or claim

arising out of or

relating to this

Agreement,
or the

breach thereof,

shall be

settled by

arbitration before a

single arbitrator

in accordance

with
the

rules

then

existing

under

the

Employment

Dispute

Resolution

Rules

of

the

American
Arbitration Association (“AAA”)

conducted at the

district office of

the AAA located

nearest to the
home

office

of

the

Bank,

and

judgment

upon

the

award

rendered

may

be

entered

in

any

court
having

jurisdiction

thereof,

except

to

the

extent

that

the

parties

may

otherwise

reach

a

mutual
settlement of such issue.

Each party to the arbitration shall bear its own expenses.
21.

Entire Agreement.

This Agreement

embodies the

entire agreement

between the
Employer

and

the

Executive

with

respect

to

the

matters

agreed

to

herein.

All

prior

agreements
between the Employer

and the

Executive with

respect to the

matters agreed to

herein are

hereby
superseded and shall have no force or effect.

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IN WITNESS

WHEREOF,

this Agreement

has been

executed as

of the

date first

written
above.

U.S. CENTURY BANK

By:

EXECUTIVE

By:

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A-1
Exhibit A
The financial targets constituting “Cause” under Section 1(b)(iv):
1.
For the fiscal year

ended December 31, 2017 and

each fiscal year thereafter, the Bank fails
to earn an annual return on average assets of in excess of .50%;
2.
As

of

December

31,

2017

and

each

quarter

thereafter,

the

Bank’s

total

nonperforming
assets exceeds

an average

of 2.0%

of total

assets.

For purposes

of the

calculation of

the
ratio of nonperforming assets,

the Bank shall calculate

the nonperforming asset ratio

on a
trailing nine-month

basis using

the nonperforming

assets and

total asset

amounts for

the
quarter in question and the two prior quarters.